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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 16, 2005

C-CHIP TECHNOLOGIES CORP.
 (Exact name of registrant as specified in its charter)

NEVADA	000-33199	88-0467848
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

4710 St-Ambroise
Suite 227
Montreal, Quebec
Canada H4C 2C7
 (Address of principal executive offices and Zip Code)

(514) 337-2447
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

On February 16, 2005, the Company announced that it has concluded a private placement with institutional and other accredited investors in excess of $4.5 million.

On February 16, 2005, the Company Foresees Significant Growth through Acquisitions in the Risk Management Industry.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit	Description

	99.1	Press Release
	99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 16th day of February, 2005.

C-CHIP TECHNOLOGIES CORP.

BY:	/s/ Stephane Solis
Stephane Solis
President and Principal Executive Officer